UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 25, 2017
Date of report (Date of earliest event reported)
Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.
(a)    On September 25, 2017, Integrated Device Technology, Inc. (“IDT” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

(b)    At the Annual Meeting, stockholders voted on the following five proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on July 28, 2017 (the “Proxy Statement”).

Proposal 1.
The election of the seven nominees listed below to serve as members of the Company’s Board of Directors until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominee	For	Withheld	Broker Non-Votes
Ken Kannappan	114,859,134	1,164,832	10,922,421
Selena LaCroix	114,889,794	1,134,172	10,922,421
Umesh Padval	114,805,788	1,218,178	10,922,421
Gordon Parnell	115,261,684	762,282	10,922,421
Robert Rango	114,913,462	1,110,504	10,922,421
Norman Taffe	114,843,457	1,180,509	10,922,421
Gregory Waters	115,275,910	748,056	10,922,421

Proposal 2.
The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Commission (“Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
113,038,178	2,592,536	393,252	10,922,421

Proposal 3.	The approval on a non-binding, advisory basis, whether a Say-on-Pay vote should occur every one year, every two years, or every three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
100,355,797	64,380	15,257,110	346,679	10,922,421

Proposal 4.	The approval of an amendment to, and restatement of, the 2004 Equity Plan to, in part, increase the number of shares reserved for issuance thereunder from 46,300,000 to 54,800,000.

For	Against	Abstain	Broker Non-Votes
111,449,266	4,212,784	361,916	10,922,421

Proposal 5.
The ratification of the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending April 1, 2018.

For	Against	Abstain	Broker Non-Votes
125,362,020	1,490,529	93,838	10,922,421

(c)    In accordance with the recommendation of the Company’s Board of Directors, the stockholders recommended an advisory vote on the compensation of the Company’s named executive officers to occur every year. Based on these results, the Company has decided to hold an advisory vote on executive compensation every year, until the next required vote on the frequency of the stockholder vote on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2017	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Brian C. White
Brian C. White
Senior Vice President, Chief Financial Officer
(duly authorized officer)